2019 Shareholder Meeting May 15, 2019 Exhibit 99.1

Forward Looking Statements This presentation contains forward-looking statements within the meaning of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995 concerning Middlefield Banc Corp.’s plans, strategies, objectives, expectations, intentions, financial condition and results of operations. These forward-looking statements reflect management’s current views and intentions and are subject to known and unknown risks, uncertainties, assumptions and other factors that could cause the actual results to differ materially from those contemplated by the statements. The significant risks and uncertainties related to Middlefield Banc Corp. of which management is aware are discussed in detail in the periodic reports that Middlefield Banc Corp. files with the Securities and Exchange Commission (the “SEC”), including in the “Risk Factors” section of its Annual Report on Form 10-K and its Quarterly Report on Form 10-Q. Investors are urged to review Middlefield Banc Corp.’s periodic reports, which are available at no charge through the SEC’s website at www.sec.gov and through Middlefield Banc Corp.’s website at www.middlefieldbank.bank on the “Investor Relations” page. Middlefield Banc Corp. assumes no obligation to update any of these forward-looking statements to reflect a change in its views or events or circumstances that occur after the date of this presentation.

Strong and Committed Board 10 outside directors with expertise in Accounting / Finance, Human Capital Management, Government, Real Estate, Legal, Marketing, Manufacturing and Business Operations. 124 years of combined tenure as directors of the company with experience ranging from 2 years to 22 years. The ownership of all insiders is approximately 7%

Welcome to the Middlefield Banc Corp. 2019 Annual Shareholder Meeting Meeting Overview 5-Year Total Return

During 2018 Middlefield Achieved Record: Total Assets of $1.25 billion Total Loans of $992.1 million Total Deposits of 1.02 billion Net Income of $12.4 million Stockholders’ Equity of $128.3 million Shared the benefits of the Tax Cuts and Jobs Act with both our employees and shareholders Approved a $0.05 per share special one-time cash dividend to our shareholders In addition, regular cash dividend per share increased 3.7% Continued to Invest in its Platform to Support Long-Term Growth Opportunities 2018 Was a Historic Year for Middlefield

Northeast Ohio Central Ohio Branch Locations

Source: FDIC at June 30, 2018 Strong Market Share in Core Northeastern Ohio Market Opportunities To Increase Market Share in Central Ohio Growth Potential In Northeast Ohio Markets Ashtabula, Geauga, Portage & Trumbull Counties Rank Institution Branches Deposits in Market ($000) Market Share 1 Huntington National Bank 40 2,035,337 24.16 2 JPMorgan Chase 16 1,141,449 13.55 3 The Middlefield Banking Co. 8 688,583 8.17 4 PNC Bank 10 640,923 7.61 5 Key Bank 14 584,406 6.94 Total for institutions in market 167 8,423,718 Franklin & Delaware Counties Rank Institution Branches Deposits in Market ($000) Market Share 1 Huntington National Bank 68 23,936,509 40.29 2 JPMorgan Chase 62 12,946,912 21.79 3 PNC Bank 48 5,392,136 9.08 22 The Middlefield Banking Co. 3 70,177 0.12 23 United Bankers’ Bank 1 67,278 0.11 Total for institutions in market 383 59,413,009 Cuyahoga and Summit Counties Rank Institution Branches Deposits in Market ($000) Market Share 1 Key Bank 66 16,637,874 25.25 2 PNC Bank 64 9,865,272 14.97 3 Huntington National Bank 105 9,388,385 14.25 17 The Middlefield Banking Co. 3 176,470 0.27 18 Independence Bank 1 171,190 0.26 Total for institutions in market 549 65,886,469 Middlefield’s Market Share

Dollars in thousands   2014 2015 2016 2017 2018 Net interest income $ 23,804 $ 24,775 $ 25,804 $ 37,348 $ 40,448 Provision for loan losses 370 315 570 1,045 840 Noninterest income 3,588 4,044 3,959 4,859 3,728 Noninterest expense 17,850 20,077 20,872 27,485 28,743 Income before income taxes 9,172 8,427 8,321 13,677 14,593 Income taxes 1,992 1,562 1,905 4,222 2,162 Net income $ 7,180 $ 6,865 $ 6,416 $ 9,455 $ 12,431 Net interest margin 3.93% 3.94% 3.79% 3.82% 3.77% Total assets $ 677,531 $ 735,139 $ 787,821 $1,106,336 $1,248,398 Loans outstanding, net $ 463,738 $ 527,325 $ 602,542 $ 916,023 $ 984,681 Deposits $ 586,112 $ 624,447 $ 629,934 $ 878,194 $1,016,067 Equity capital $ 63,867 $ 62,304 $ 76,960 $ 119,863 $ 128,290 Earnings per share $ 3.52 $ 3.41 $ 3.04 $ 3.12 $ 3.85 Cash dividend (per share) $ 1.04 $ 1.07 $ 1.08 $ 1.08 $ 1.17 Dividend pay-out ratio 29.54% 30.90% 36.13% 35.52% 30.40% Return on average assets 1.07% 0.97% 0.85% 0.88% 1.09% Return on average equity 12.17% 10.62% 9.33% 8.52% 9.94% Return on tangible common equity 13.21% 11.44% 10.01% 10.15% 11.57% Financial Summary

Over the past three years, Middlefield has invested in creating an infrastructure to support a bank with over $1.5 billion in assets. People Strengthen and empower associates and added important members to leadership team including Michael Allen Chief Banking Officer, John Lane Chief Credit and Risk Officer, and Michael Ranttila Sr. VP Finance Products Expanding product and service offerings Systems & Security Continual investments in security, privacy, and compliance Customer Interaction Enhancing online and digital banking, while growing physical footprint Growth Platform

Middlefield is focused on expanding in high growth markets with favorable demographics and exploiting changing market dynamics Expand Footprint Grow Tangible Book Value Organic Growth Plan Drive Noninterest Income Accelerating Organic Growth Opportunities

MBCN has been consistently profitable and has never reported a quarterly loss. Net Income (in millions) EPS, Diluted Up 31.5% Up 23.5% Annual Profitability

ROAA: 1.07% 0.97% 0.85% 0.88% 1.09% ROAE: 12.17% 10.62% 9.33% 8.52% 9.94% ROATCE: 13.21% 11.44% 10.01% 10.15% 11.57% Return on Average Assets Return on Average Equity Return on Tangible Common Equity Annual Returns

December 31, 2018 December 31, 2017 Commercial & Industrial Real Estate – Construction Residential Mortgage Commercial Mortgage Consumer Installment Total Loans = $992.1 million Total Loans = $923.2 million Loan Portfolio

December 31, 2018 December 31, 2017 Non-interest bearing Demand Money Market Time Interest Bearing Demand Savings Total Deposits = $1,016.1 million Total Deposits = $878.2 million Strong Core Deposit Base

Excellent reserve coverage provides flexibility in managing potential losses with reduced impact on net income. 2014 2015 2016 2017 2018 Nonperforming Loans $9,048 $10,263 $12,043 $13,415 $10,571 Real Estate Owned 2,590 1,412 934 212 270 Nonperforming Assets $11,638 $11,675 $12,977 $13,627 $10,841 Nonperforming Assets/ Total Assets (%) 1.72% 1.59% 1.65% 1.23% 0.87% Allowance for Loan Losses $6,846 $6,385 $6,598 $7,190 $7,428 Allowance/Total Loans (%) 1.45% 1.20% 1.08% 0.78% 0.75% Net Charge-off Ratio (%) 0.13% 0.16% 0.06% 0.05% 0.06% Strong Asset Quality and Capital Levels

Questions, Comments, and Discussion

Election of four Directors to serve until the 2022 annual meeting Advisory vote on executive compensation Advisory vote on the frequency of future shareholder advisory votes on executive compensation Ratification of appointment of S.R. Snodgrass, P.C. Voting Results

Thanks you for your support! May 15, 2019